UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 27, 2006

Warp Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 27 and on January 30, 2006, Warp Technology Holdings, Inc. operating under the name Halo Technology Holdings ("Halo" or the "Company") entered into certain convertible promissory motes (the "Notes") in the aggregate principal amount of One Million Three Hundred Seventy-Five Thousand Dollars ($1,375,000). The principal amount of the Notes, together with accrued interest, shall be due and payable on demand by the Lender on any date which is no earlier than sixty (60) days after the date of the Notes (the "Original Maturity Date"), unless the Note is converted into Common Stock and Warrants as described below. In the event that the Notes are not converted by the Original Maturity Dates of the Notes, interest will begin to accrue at the rate of ten percent (10%) per annum.

Each Note shall convert into (i) such number of fully paid and non-assessable shares of the Company’s Common Stock (the "Common Stock") equal to the aggregate outstanding principal amount due under the Note plus the amount of all accrued but unpaid interest on the Note divided by $1.25, and (ii) warrants (the "Warrants") to purchase a number of shares of the Company’s Common Stock equal to 75% of such number of shares of Common Stock. The Notes shall so convert automatically ("Mandatory Conversion") and with no action on the part of the Lender on the Original Maturity Date to the extent that upon such conversion, the total number of shares of Common Stock then beneficially owned by such Lender, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock. For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In the event that a portion of the principal and interest under the Notes has not been converted on the first Mandatory Conversion (and the Lender has not demanded payment), there will be subsequent Mandatory Conversions until all of the principal and interest has been converted, provided that at each such Mandatory Conversion the total number of shares of Common Stock then beneficially owned by such Lender does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock. Prior to any Mandatory Conversion the Lender may at its option exercisable in writing to the Company, convert all or a portion of the principal and interest due hereunder into Common Stock and Warrants provided that at each such conversion the total number of shares of Common Stock then beneficially owned by such Lender does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock. By written notice to the Company, each Lender may waive the foregoing limitations on conversion but any such waiver will not be effective until the 61st day after such notice is delivered to the Company.
A copy of the form of the Notes is attached as Exhibit 4.15 to this current report and is incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the Notes.

Also on January 27 and January 30, 2006, the Company entered into certain Subscription Agreements (the "Subscription Agreements") for the sale of the Notes and the underlying Common Stock and Warrants.

The material terms of the Subscription Agreements are as follows. The Company and the investors (the "Investors") under the Subscription Agreements made certain representations and warranties customary in private financings, including representations from the Investors that they are "accredited investors" as defined in Rule 501(a) of Regulation D ("Regulation D") under the Securities Act.

The Company undertakes to register the shares of Common Stock issuable upon conversion of the Notes, and upon conversion of the Warrants (together, the "Registrable Shares") via a suitable registration statement pursuant to the registration rights set forth in the Subscription Agreement. If a registration statement covering the Registrable Shares has not been declared effective no later than 180 days from the closing, the holders shall receive a number of shares of Common Stock equal to 1.5% of the number of shares received upon conversion of the Notes for each 30 days thereafter during which the Registrable Shares have not been registered, subject to a maximum penalty of 9% of the number of shares received upon conversion of the Notes.

The Subscription Agreement allows the Investors to "piggyback" on the registration statements filed by the Company. The Company agreed that it will maintain the registration statement effective under the Securities Act until the earlier of (i) the date that all of the Registrable Shares have been sold pursuant to such Registration Statement, (ii) all Registrable Shares have been otherwise transferred to Persons who may trade such shares without restriction under the Securities Act, or (iii) all Registrable Shares may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) under the Securities Act.

Upon the completion of the offering under the Subscription Agreements, with a full round of investment of $10,000,000, the Investors in the Offering, together with the investors who participated in the Company’s offering of Series E Preferred Stock and Warrants (the "Series E Offering") as described initially in the Company’s current report on Form 8-K filed on January 18, 2006, will have the right for 15 months after the final closing of the Offering, to invest, in the aggregate (together with any investors in such Series E offering), an additional $10,000,000 in Common Stock of the Company. The price of such follow-on investment will be $2.00 per share of Common Stock or a 20% discount to the prior 30 day trading period, whichever is lower; provided that the price per share shall not be less than $1.25. The aggregate amount which may be invested pursuant to this follow-on right will be equivalent to the aggregate amount invested by the Investor in the Offering or in the Series E Offering. Each Investor’s right shall be his, her or its pro rata amount of the initial offering.

Once the Company has raised a total of $5,000,000 in this Offering and the Series E Offering, the Investors will be able to invest up to 50% of the amount which they may invest pursuant to this follow-on right; subsequent to the completion of the full round of $10,000,000 the Investors may invest the remainder of the amount which they may invest pursuant to this follow-on right.

Notwithstanding anything to the contrary in the Subscription Agreements, the number of shares of Common Stock that may be acquired by the Investor upon any exercise of this follow-on right (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Investor and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Investor’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock. By written notice to the Company, the Investor may waive the provisions of this Section but any such waiver will not be effective until the 61st day after such notice is delivered to the Company.

A copy of the form of the Subscription Agreement is attached as Exhibit 10.116 to this current report and is incorporated herein by reference. The foregoing description of the Subscription Agreement is qualified in its entirety by reference to the full text of the Subscription Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 27 and on January 30, 2006, Warp Technology Holdings, Inc. operating under the name Halo Technology Holdings ("Halo" or the "Company") entered into certain convertible promissory motes (the "Notes") in the aggregate principal amount of One Million Three Hundred Seventy-Five Thousand Dollars ($1,375,000). The principal amount of the Notes, together with accrued interest, shall be due and payable on demand by the Lender on any date which is no earlier than sixty (60) days after the date of the Notes (the "Original Maturity Date"), unless the Note is converted into Common Stock and Warrants as described below. In the event that the Notes are not converted by the Original Maturity Dates of the Notes, interest will begin to accrue at the rate of ten percent (10%) per annum.

Each Note shall convert into (i) such number of fully paid and non-assessable shares of the Company’s Common Stock (the "Common Stock") equal to the aggregate outstanding principal amount due under the Note plus the amount of all accrued but unpaid interest on the Note divided by $1.25, and (ii) warrants (the "Warrants") to purchase a number of shares of the Company’s Common Stock equal to 75% of such number of shares of Common Stock. The Notes shall so convert automatically ("Mandatory Conversion") and with no action on the part of the Lender on the Original Maturity Date to the extent that upon such conversion, the total number of shares of Common Stock then beneficially owned by such Lender, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock. For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In the event that a portion of the principal and interest under the Notes has not been converted on the first Mandatory Conversion (and the Lender has not demanded payment), there will be subsequent Mandatory Conversions until all of the principal and interest has been converted, provided that at each such Mandatory Conversion the total number of shares of Common Stock then beneficially owned by such Lender does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock. Prior to any Mandatory Conversion the Lender may at its option exercisable in writing to the Company, convert all or a portion of the principal and interest due hereunder into Common Stock and Warrants provided that at each such conversion the total number of shares of Common Stock then beneficially owned by such Lender does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock. By written notice to the Company, each Lender may waive the foregoing limitations on conversion but any such waiver will not be effective until the 61st day after such notice is delivered to the Company.

A copy of the form of the Notes is attached as Exhibit 4.15 to this current report and is incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the Notes.

Item 3.02 Unregistered Sales of Equity Securities.

On January 27 and on January 30, 2006, Warp Technology Holdings, Inc. operating under the name Halo Technology Holdings ("Halo" or the "Company") entered into certain convertible promissory motes (the "Notes") in the aggregate principal amount of One Million Three Hundred Seventy-Five Thousand Dollars ($1,375,000). The principal amount of the Notes, together with accrued interest, shall be due and payable on demand by the Lender on any date which is no earlier than sixty (60) days after the date of the Notes (the "Original Maturity Date"), unless the Note is converted into Common Stock and Warrants as described below. In the event that the Notes are not converted by the Original Maturity Dates of the Notes, interest will begin to accrue at the rate of ten percent (10%) per annum.

Each Note shall convert into (i) such number of fully paid and non-assessable shares of the Company’s Common Stock (the "Common Stock") equal to the aggregate outstanding principal amount due under the Note plus the amount of all accrued but unpaid interest on the Note divided by $1.25, and (ii) warrants (the "Warrants") to purchase a number of shares of the Company’s Common Stock equal to 75% of such number of shares of Common Stock. The Notes shall so convert automatically ("Mandatory Conversion") and with no action on the part of the Lender on the Original Maturity Date to the extent that upon such conversion, the total number of shares of Common Stock then beneficially owned by such Lender, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock. For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In the event that a portion of the principal and interest under the Notes has not been converted on the first Mandatory Conversion (and the Lender has not demanded payment), there will be subsequent Mandatory Conversions until all of the principal and interest has been converted, provided that at each such Mandatory Conversion the total number of shares of Common Stock then beneficially owned by such Lender does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock. Prior to any Mandatory Conversion the Lender may at its option exercisable in writing to the Company, convert all or a portion of the principal and interest due hereunder into Common Stock and Warrants provided that at each such conversion the total number of shares of Common Stock then beneficially owned by such Lender does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock. By written notice to the Company, each Lender may waive the foregoing limitations on conversion but any such waiver will not be effective until the 61st day after such notice is delivered to the Company.

A copy of the form of the Notes is attached as Exhibit 4.15 to this current report and is incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the Notes.

Also on January 27 and January 30, 2006, the Company entered into certain Subscription Agreements (the "Subscription Agreements") for the sale of the Notes and the underlying Common Stock and Warrants.

The material terms of the Subscription Agreements are as follows. The Company and the investors (the "Investors") under the Subscription Agreements made certain representations and warranties customary in private financings, including representations from the Investors that they are "accredited investors" as defined in Rule 501(a) of Regulation D ("Regulation D") under the Securities Act.

The Company undertakes to register the shares of Common Stock issuable upon conversion of the Notes, and upon conversion of the Warrants (together, the "Registrable Shares") via a suitable registration statement pursuant to the registration rights set forth in the Subscription Agreement. If a registration statement covering the Registrable Shares has not been declared effective no later than 180 days from the closing, the holders shall receive a number of shares of Common Stock equal to 1.5% of the number of shares received upon conversion of the Notes for each 30 days thereafter during which the Registrable Shares have not been registered, subject to a maximum penalty of 9% of the number of shares received upon conversion of the Notes.

The Subscription Agreement allows the Investors to "piggyback" on the registration statements filed by the Company. The Company agreed that it will maintain the registration statement effective under the Securities Act until the earlier of (i) the date that all of the Registrable Shares have been sold pursuant to such Registration Statement, (ii) all Registrable Shares have been otherwise transferred to Persons who may trade such shares without restriction under the Securities Act, or (iii) all Registrable Shares may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) under the Securities Act.

Upon the completion of the offering under the Subscription Agreements, with a full round of investment of $10,000,000, the Investors in the Offering, together with the investors who participated in the Company’s offering of Series E Preferred Stock and Warrants (the "Series E Offering") as described initially in the Company’s current report on Form 8-K filed on January 18, 2006, will have the right for 15 months after the final closing of the Offering, to invest, in the aggregate (together with any investors in such Series E offering), an additional $10,000,000 in Common Stock of the Company. The price of such follow-on investment will be $2.00 per share of Common Stock or a 20% discount to the prior 30 day trading period, whichever is lower; provided that the price per share shall not be less than $1.25. The aggregate amount which may be invested pursuant to this follow-on right will be equivalent to the aggregate amount invested by the Investor in the Offering or in the Series E Offering. Each Investor’s right shall be his, her or its pro rata amount of the initial offering.

Once the Company has raised a total of $5,000,000 in this Offering and the Series E Offering, the Investors will be able to invest up to 50% of the amount which they may invest pursuant to this follow-on right; subsequent to the completion of the full round of $10,000,000 the Investors may invest the remainder of the amount which they may invest pursuant to this follow-on right.

Notwithstanding anything to the contrary in the Subscription Agreements, the number of shares of Common Stock that may be acquired by the Investor upon any exercise of this follow-on right (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Investor and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Investor’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock. By written notice to the Company, the Investor may waive the provisions of this Section but any such waiver will not be effective until the 61st day after such notice is delivered to the Company.

A copy of the form of the Subscription Agreement is attached as Exhibit 10.116 to this current report and is incorporated herein by reference. The foregoing description of the Subscription Agreement is qualified in its entirety by reference to the full text of the Subscription Agreement.

The sale of the Securities under the Subscription Agreement was made in reliance upon the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), set forth in Sections 4(2) thereof and the rules and regulations under the Securities Act, including Regulation D, as transactions by an issuer not involving any public offering and/or sales to a limited number of purchasers who were acquiring such securities for their own account for investment purposes and not with a view to the resale or distribution thereof. The Investors under the Subscription Agreement acquired the shares for their own respective accounts.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.15 Form of Note first issued January 27, 2006

10.116 Subscription Agreement first entered into January 27, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warp Technology Holdings, Inc.

February 2, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

4.15	Form of Note first issued January 27, 2006
10.116	Subscription Agreement first entered into January 27, 2006